OTHER EXPENSE (INCOME), NET (Tables)	12 Months Ended
Dec. 31, 2014
Other Income and Expenses [Abstract]
Schedule of Other Expense (Income)
Other expense (income), net, consists of the following:

	December 31,
(in thousands)	2014	2013	2012

Foreign exchange transaction losses	$1,342	$8,982	$2,679
Other (income) expense, net	(1,433)	(653)	490
Total other expense (income), net	$(91)	$8,329	$3,169